SUMMARY PROSPECTUS ï APRIL 30, 2010 Van Kampen U.S. Mortgage Fund

Class / Ticker  A VKMGX  B VUSBX  C VUSCX  I VUSIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.vankampen.com/usmortgage. You can also get this information at no cost by calling 800-847-2424 or by sending an e-mail request to prospectus.vk@vankampen.com. The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated April 30, 2010, the Fund’s audited financial statements for the fiscal year ended December 31, 2009, including the notes thereto, and the report of Ernst & Young LLP, included in the Fund’s annual report dated December 31, 2009, are all incorporated by reference into this Summary Prospectus. The Fund’s SAI and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective
The Fund’s investment objective is to provide a high level of current income, with liquidity and safety of principal.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Van Kampen funds. More information about these and other discounts is available from your financial professional and in the “Purchase of Shares” section beginning on page 13 of the Fund’s prospectus.

	Class A	Class B	Class C	Class I
	Shares	Shares	Shares	Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	4.00%[1]	1.00%[2]	None

Maximum sales charge (load) imposed on reinvested dividends (as a percentage of net assets)	None	None	None	None

Account Maintenance (Low Balance) Fee (for accounts generally under $750)	$12/yr	$12/yr	$12/yr	$12/yr

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.47%	0.47%	0.47%	0.47%

Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	None

Other expenses	0.24%	0.24%	0.24%	0.24%

Total annual fund operating expenses	0.96%	1.71%	1.71%	0.71%

1	The maximum deferred sales charge is 4.00% in the first year after purchase, 3.75% in the second year, 3.50% in the third year; 2.50% in the fourth year, 1.50% during the fifth year; 1.00% in the sixth year after purchase and zero thereafter. See “Purchase of Shares — Class B Shares” in the Fund’s prospectus.
2	The maximum deferred sales charge is 1.00% in the first year after purchase and zero thereafter. See “Purchase of Shares — Class C Shares” in the Fund’s prospectus.

Example:
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$568	$766	$981	$1,597

Class B Shares	$574	$889	$1,078	$1,821

Class C Shares	$274	$539	$928	$2,019

Class I Shares	$73	$227	$395	$883

You would pay the following expenses if you did not redeem your shares:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$568	$766	$981	$1,597

Class B Shares	$174	$539	$928	$1,821

Class C Shares	$174	$539	$928	$2,019

Class I Shares	$73	$227	$395	$883

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 589% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. Under normal market conditions, the Fund invests a substantial portion of its assets in mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. government, some of which are backed by the full faith and credit of the United States and others of which are backed only by the right of the issuer to borrow from the U.S. Treasury or the credit of the issuer. The Fund’s investment adviser purchases and sells securities for the Fund’s portfolio with a view towards seeking a high level of current income consistent with liquidity and safety of principal based on the analysis and expectations of the Fund’s investment adviser regarding prevailing interest rates and yield spreads between types of securities. Particular attention is given to the relative value of each security considered, its potential yield advantage and its interest rate sensitivity in light of current and expected economic conditions. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. The Fund may borrow money for investment purposes. The Fund may purchase and sell certain instruments known as “derivatives,” such as options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions (collectively, also referred to in the Fund’s prospectus as Strategic Transactions) for various portfolio management purposes and to mitigate risks.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities or longer durations. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund will be subject to greater market risk than a fund investing solely in shorter-term securities. The yields and market prices of U.S. government securities may move differently and adversely compared to the yields and market prices of the overall debt securities markets and, while backed by the U.S. government, are not guaranteed against declines in their market prices. As interest rates change, zero coupon bonds often fluctuate more in price than securities that make regular interest payments and therefore subject the Fund to greater market risk than a fund that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement.

•	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Credit risk should be low for the Fund because it invests primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

•	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund’s income risk.

•	Prepayment risk. If interest rates fall, the principal on debt securities held by the Fund may be paid earlier than expected. If this happens, the proceeds from a prepaid security would likely be reinvested in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders. Under normal market conditions, the Fund invests a substantial portion of its assets in pools of mortgages, which are especially sensitive to prepayment risk because borrowers often refinance their mortgages when interest rates drop.

•	Extension risk. For mortgage-backed securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

•	Risks of using derivative instruments. Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.

•	Borrowing risks. The Fund may borrow money for investment purposes, which is known as “leverage,” to seek to enhance income to shareholders. The use of leverage creates the likelihood of greater volatility in the net asset value of the Fund’s shares and creates the risk that fluctuations in interest rates on leverage may adversely affect the return to shareholders and the Fund’s ability to make dividend payments. To the extent that income from investments made with such borrowed money exceeds the interest payable and other expenses of the leverage, the Fund’s net income will be less than if the Fund did not use leverage and the amount available for distributions to shareholders of the Fund will be reduced. The Fund’s use of leverage also may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund’s Class A Shares over the ten calendar years prior to the date of the Fund’s prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. The actual annual returns of Class B Shares, Class C Shares and Class I Shares would have similar variability from year to year as shown for the Fund’s Class A Shares; however, the actual annual returns of such classes of shares will differ from that shown for Class A Shares. Remember that past performance of the Fund is not indicative of its future performance.

Annual Return

The Fund’s return for the three-month period ended March 31, 2010 for Class A Shares was 1.53%. Updated performance information for the Fund is available on our web site at www.vankampen.com.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 4.04% (for the quarter ended September 30, 2001) and the lowest quarterly return for Class A Shares was –1.55% (for the quarter ended March 31, 2008).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows how the Fund’s performance compares with two broad-based market indices that the Fund’s investment adviser believes are appropriate benchmarks for the Fund: the Merrill Lynch 1 to 10 Year Treasury Index and the Barclays Capital Mortgage Index. The Merrill Lynch 1 to 10 Year Treasury Index is an unmanaged index of fixed rate, coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years. The Barclays Capital Mortgage Index is an unmanaged, total return index made up of all fixed-rate securities backed by mortgage-backed securities. The Fund’s performance figures include the maximum sales charges paid by investors. The indices’ performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

In addition to before-tax returns for each class of shares, the table shows after-tax returns for the Fund’s Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after-tax returns for the Fund’s Class B Shares, Class C Shares and Class I Shares will vary from the Class A Shares’ returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Generally, after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after-tax return may be higher than the before-tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2009 (the most recently completed calendar year prior to the date of the Fund’s prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance. The “Past 10 Years” performance for Class B Shares reflects the conversion of such shares into Class A Shares eight years after the end of the calendar month in which the shares were purchased. The “Since Inception” performance information shown below for Class I Shares and the corresponding performance information for the Merrill Lynch 1 to 10 Year Treasury Index is provided since September 30, 2006 and for the Barclays Capital Mortgage Index is provided since September 25, 2006.

			Past
Average Annual Total Returns			10 Years
for the Periods Ended	Past	Past	or Since
December 31, 2009	1 Year	5 Years	Inception

Van Kampen U.S. Mortgage Fund — Class A Shares

Return Before Taxes	2.10%	2.45%	4.37%

Return After Taxes on Distributions	1.14%	0.62%	2.37%

Return After Taxes on Distributions and Sale of Fund Shares	1.35%	1.01%	2.52%

Merrill Lynch 1 to 10 Year Treasury Index	–1.41%	4.68%	5.45%

Barclays Capital Mortgage Index	5.89%	5.78%	6.46%

			Past
Average Annual Total Returns			10 Years
for the Periods Ended	Past	Past	or Since
December 31, 2009	1 Year	5 Years	Inception

Van Kampen U.S. Mortgage Fund — Class B Shares

Return Before Taxes	2.35%	2.41%	4.22%

Merrill Lynch 1 to 10 Year Treasury Index	–1.41%	4.68%	5.45%

Barclays Capital Mortgage Index	5.89%	5.78%	6.46%

Van Kampen U.S. Mortgage Fund — Class C Shares

Return Before Taxes	5.36%	2.66%	4.05%

Merrill Lynch 1 to 10 Year Treasury Index	–1.41%	4.68%	5.45%

Barclays Capital Mortgage Index	5.89%	5.78%	6.46%

Van Kampen U.S. Mortgage Fund — Class I Shares

Return Before Taxes	7.42%	N/A	4.05%

Merrill Lynch 1 to 10 Year Treasury Index	–1.41%	N/A	5.88%

Barclays Capital Mortgage Index	5.89%	N/A	6.87%

N/A — Not Applicable

The current yield for the thirty-day period ended December 31, 2009 is 3.06% for Class A Shares, 2.49% for Class B Shares, 2.47% for Class C Shares and 3.46% for Class I Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 847-2424 or by visiting our web site at www.vankampen.com.

Management Services
Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). Information about the current person responsible for the day-to-day management of the Fund’s portfolio is shown below:

		Date Began
Name	Title with Adviser	Managing Fund

Sheila Huang	Managing Director	2008

Purchase and Sale of Fund Shares
The minimum initial investment amount for Class A Shares, Class B Shares and Class C Shares is $1,000 for each such class of shares for regular accounts and retirement accounts; and $50 for each such class of shares for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for each such class of shares and all account types. Class I Shares, which are generally available for purchase only by eligible institutions, retirement accounts and fee-based investment programs, have no minimum initial or subsequent investment requirements, provided the other eligibility requirements for purchase are met. For more information, see “Purchase of Shares — How to Buy Shares” in the Fund’s prospectus.

The Fund’s shares are redeemable. Generally, holders of Class A Shares, Class B Shares and Class C Shares may redeem some or all of their shares without charge by the Fund (other than any applicable deferred sales charge) on any business day by written request (through an authorized dealer following procedures specified by such authorized dealer) or by telephone request by calling (800) 847-2424. Holders of Class I Shares must contact their plan administrator, program administrator or authorized dealer to redeem shares. Payment for shares redeemed generally will be made within seven days after receipt of request; certain telephone redemptions may be eligible for payment by wire transfer on the next business day.

Tax Information
Shareholders may receive distributions from the Fund of dividends and capital gains, which may be taxable to shareholders. Additionally, a sale of Fund shares is generally a taxable event. See “Federal Income Taxation” in the Fund’s prospectus.

Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Van Kampen Funds Inc. 522 Fifth Avenue New York, New York 10036 www.vankampen.com Copyright © 2010 Van Kampen Funds Inc. All rights reserved. Member FINRA/SIPC. Lit-Link: USGFSUM 4/10